Exhibit 10.1

EXECUTION VERSION

REFINANCING FACILITY AGREEMENT, dated as of October 10, 2018 (this “Refinancing Facility Agreement”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 13, 2017 (as otherwise amended, supplemented or modified prior to the date hereof, the “Existing Credit Agreement”), among SURVEYMONKEY INC., a Delaware corporation (the “Borrower”), SVMK INC., a Delaware corporation (“Holdings”), the lenders from time to time party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Agent”).

Pursuant to the Existing Credit Agreement, on the First Refinancing Facility Agreement Effective Date (as defined in the Existing Credit Agreement), (i) the Term Lenders made Term Loans to the Borrower (the “Existing Term Loans”) and (ii) the Revolving Lenders provided Revolving Commitments to the Borrower (the “Existing Revolving Commitments”).

Holdings, the Borrower and the Subsidiary Loan Parties are party to one or more of the Security Documents, pursuant to which, among other things, Holdings and the Subsidiary Loan Parties guaranteed the Obligations of the Borrower under the Existing Credit Agreement and provided security therefor.

The Borrower has requested that the Existing Credit Agreement be amended and restated to (i) replace the Existing Revolving Commitments outstanding immediately prior to the effectiveness of this Refinancing Facility Agreement in their entirety with new Revolving Commitments (as defined in the Amended and Restated Credit Agreement (as defined below)) in an aggregate principal amount equal to $75,000,000 (the “New Revolving Commitments”), which New Revolving Commitments shall have the same terms as the Existing Revolving Commitments, other than to the extent expressly provided otherwise in this Refinancing Facility Agreement or the Amended and Restated Credit Agreement, (ii) establish new Term Loans under the Amended and Restated Credit Agreement in an aggregate principal amount of $220,000,000 (the “New Term Loans”), which New Term Loans shall have the same terms as the Existing Term Loans, other than to the extent expressly provided otherwise in this Refinancing Facility Agreement or the Amended and Restated Credit Agreement and (iii) effect certain other changes to the Existing Credit Agreement as set forth in the Amended and Restated Credit Agreement.

The New Term Loans will be comprised of Refinancing Term Loans in an aggregate principal amount equal to $220,000,000, which Refinancing Term Loans, together with cash on hand of Holdings and its Subsidiaries, will refinance in full the Existing Term Loans.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Amended and Restated Credit Agreement. The rules of interpretation set forth in Section 1.03 (Terms Generally) of the Amended and Restated Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. New Revolving Commitments. (a) Each Person that has executed and delivered a signature page to this Refinancing Facility Agreement as a “New Revolving Lender” (the “New Revolving Lenders”) hereby agrees to (i) provide a New Revolving Commitment in the amount set forth opposite such Person’s name on Schedule 2.01 attached hereto under the heading “Revolving Commitment” (the “New Revolving Commitments”) on the terms and subject to the conditions set forth herein and in the Amended and Restated Credit Agreement and (ii) the terms of the Amended and Restated Credit Agreement.

(b) Subject to the terms and conditions set forth herein, effective as of the Refinancing Facility Agreement Effective Date, all Revolving Commitments in effect under the Existing Credit Agreement immediately prior to the Refinancing Facility Agreement Effective Date will be terminated. The Borrower shall, on the Refinancing Facility Agreement Effective Date, pay to the Agent, for the accounts of the Revolving Lenders with Revolving Commitments immediately prior to the Refinancing Facility Agreement Effective Date under the Existing Credit Agreement, all interest and fees accrued to the Refinancing Facility Agreement Effective Date with respect to (i) such Revolving Commitments, (ii) any outstanding Revolving Loans and (iii) any outstanding Swingline Loans. Each Lender party to the Existing Credit Agreement that had a Revolving Commitment thereunder immediately prior to the effectiveness of this Refinancing Facility Agreement but that does not have a New Revolving Commitment set forth on Schedule 2.01 hereto immediately following the effectiveness of this Refinancing Facility Agreement is herein referred to as an “Exiting Revolving Lender” and will no longer be a Revolving Lender under the Amended and Restated Credit Agreement. Upon the effectiveness of this Refinancing Facility Agreement, each of the Exiting Revolving Lenders, solely in their capacities as Revolving Lenders under the Existing Credit Agreement with respect to Revolving Commitments and Revolving Loans thereunder, shall cease to be a party to the Existing Credit Agreement and shall be released from all further obligations thereunder in respect of the Revolving Commitments thereunder; provided, however, that such Exiting Revolving Lenders shall continue to be entitled to the benefits (in accordance with the Existing Credit Agreement) of Sections 2.15, 2.16, 2.17, 2.18 and 9.03 of the Existing Credit Agreement as in effect immediately prior to the Refinancing Facility Agreement Effective Date in respect of their Revolving Commitments and Revolving Loans under the Existing Credit Agreement. The Agent and each of the Lenders hereto hereby waive (i) the requirement that the Borrower provide advance notice of the termination of the Revolving Commitments in effect under the Existing Credit Agreement pursuant to Section 2.08 of the Existing Credit Agreement and (ii) the requirement that the Borrower provide advance notice of the prepayment of any existing Revolving Loans pursuant to Section 2.11 of the Existing Credit Agreement.

(c) On the Refinancing Facility Agreement Effective Date, (i) the Borrower shall prepay to the Agent, for the accounts of the Revolving Lenders with Revolving Commitments immediately prior to the Refinancing Facility Agreement Effective Date under the Existing Credit Agreement, the aggregate outstanding principal amount of the Revolving Loans made to the Borrower (the “Existing Borrowings”) immediately prior to the effectiveness of this Refinancing Facility Agreement and (ii) the Borrower shall pay to the Exiting Revolving

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Lenders the amounts, if any, payable under Section 2.16 of the Existing Credit Agreement as a result of such prepayment to the extent any Exiting Lender has made a demand in writing therefor at least one Business Day prior to the Refinancing Facility Agreement Effective Date. Each New Revolving Lender party hereto that had a Revolving Commitment under the Existing Credit Agreement immediately prior to the effectiveness of this Refinancing Facility Agreement hereby waives any payment of any amounts pursuant to Section 2.16 of the Existing Credit Agreement as a result of the transactions contemplated hereby.

(d) Subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement, effective as of the Refinancing Facility Agreement Effective Date, for all purposes of the Loan Documents, (i) the New Revolving Commitments shall constitute “Revolving Commitments” and “Commitments” under the Amended and Restated Credit Agreement and (ii) each Revolving Loan in respect of such New Revolving Commitments shall constitute a “Revolving Loan” and a “Loan” under the Amended and Restated Credit Agreement. Each Letter of Credit outstanding immediately prior to the Refinancing Facility Agreement Effective Date shall constitute a Letter of Credit issued pursuant to the Amended and Restated Credit Agreement and each New Revolving Lender shall be deemed to have acquired a participation in each such Letter of Credit as set forth in Section 2.05 of the Amended and Restated Credit Agreement. Each New Revolving Lender acknowledges and agrees that, as of and on the Refinancing Facility Agreement Effective Date, it shall be a “Lender” and a “Revolving Lender” under, and for all purposes of, the Amended and Restated Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

SECTION 3. New Term Loans.

(a) Subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement, each Person party hereto whose name is set forth on Schedule 2.01 attached hereto under the heading “Term Lender” (each such Person, a “Term Lender”), agrees, severally and not jointly, to make a New Term Loan to the Borrower on the Refinancing Facility Agreement Effective Date in an aggregate principal amount equal to the Term Commitment of such New Term Lender set forth on Schedule 2.01 hereto, by (x) funding such New Term Loans in cash in the amount indicated with respect to such Term Lender in such Schedule 2.01 (any such Term Lender, to the extent required to fund its New Term Loans in cash, a “New Term Lender”) and/or (y) converting into an equivalent principal amount of New Term Loans such principal amounts of such Term Lender’s Existing Term Loans as are indicated with respect to such Term Lender in such Schedule 2.01 (any such Term Lender, to the extent required to make its New Term Loans pursuant to such conversions, a “Converting Term Lender”) (the commitment of each Term Lender to make New Term Loans, including pursuant to such conversions, in the amounts set forth with respect to such Lender on Schedule 2.01 attached hereto, the “New Term Commitment” of such Term Lender and, collectively for all the Term Lenders, the “New Term Commitments”; any such Existing Term Loans converted into New Term Loans, the “Converted Loans”). No Term Lender shall be responsible for any other Term Lender’s failure to make New Term Loans.

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(b) Subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement, effective as of the Refinancing Facility Agreement Effective Date, for all purposes of the Loan Documents, (i) the New Term Commitments shall constitute “Term Commitments” under the Amended and Restated Credit Agreement, (ii) the New Term Loans shall constitute “Term Loans” and “Loans” under the Amended and Restated Credit Agreement and (iii) each Term Lender shall become, or continue to be, as applicable, a “Term Lender” and a “Lender” under the Amended and Restated Credit Agreement and shall have all the rights and obligations of, and benefits accruing to, a Lender under the Amended and Restated Credit Agreement and shall be bound by all agreements, acknowledgements and other obligations of Lenders. The proceeds of the New Term Loans shall be used by the Borrower solely for the purposes described in the recitals hereto.

(c) Upon the effectiveness of this Refinancing Facility Agreement, each of the Term Lenders, solely in their capacities as Lenders under the Existing Credit Agreement with respect to Existing Term Loans, shall cease to be a party to the Existing Credit Agreement and shall be released from all further obligations thereunder in respect of the Existing Term Loans; provided, however, that such Lenders shall continue to be entitled to the benefits (in accordance with the Existing Credit Agreement) of Sections 2.15, 2.16, 2.17, 2.18 and 9.03 of the Existing Credit Agreement as in effect immediately prior to the Refinancing Facility Agreement Effective Date in respect of the Existing Term Loans (other than Converted Loans).

(d) Each Term Lender that has delivered a signature page to this Refinancing Facility Agreement and each Term Lender, by delivering its signature page to this Refinancing Facility Agreement, shall be deemed to have agreed and consented to the amendment and restatement of the Existing Credit Agreement in the form of the Amended and Restated Credit Agreement as contemplated hereby and to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Agent or any Class of Lenders on the Refinancing Facility Agreement Effective Date.

(e) Upon the effectiveness of this Refinancing Facility Agreement and subject to Section 3(f) below, the Existing Term Loans outstanding immediately prior to the Refinancing Facility Agreement Effective Date (other than the Converted Loans) shall be prepaid in full by the Borrower on the Refinancing Facility Agreement Effective Date, together with any funding losses payable in accordance with Section 2.16 of the Existing Credit Agreement. The Agent and each of the Lenders hereto hereby waive the requirement that the Borrower provide advance notice of such prepayment pursuant to Section 2.11 of the Existing Credit Agreement.

(f) Notwithstanding anything herein or in the Amended and Restated Credit Agreement to the contrary, (i) on the Refinancing Facility Agreement Effective Date, (x) the Borrower shall pay all accrued and unpaid interest with respect to the Existing Term Loans outstanding immediately prior to such date and (y) all Converted Term Loans outstanding as of such date and the New Term Loans shall have an initial Interest Period as set forth in the Borrowing Request required to be delivered pursuant to Section 6 below (which may begin on the Refinancing Facility Agreement Effective Date and end on October 31, 2018 with the LIBO Rate for such initial Interest Period being deemed to be equivalent to the LIBO Rate for the Borrowing of Eurocurrency Loans pursuant to the Notice of Borrowing dated September 28, 2018 given pursuant to the Existing Credit Agreement) and (ii) the Converting Term Lenders hereby waive (x) the notice requirements of Section 2.07 of the Existing Credit Agreement with

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respect to the conversion of the interest rate applicable to the Converted Term Loans and the Borrowing of the New Term Loans and (y) any indemnity claim for breakage costs under Section 2.16 of the Existing Credit Agreement in connection with the repayment of interest and the conversion to a new Interest Period on the Refinancing Facility Agreement Effective Date as described above.

(g) For purposes of this Refinancing Facility Agreement, the New Term Loans shall constitute Refinancing Term Loans under the Existing Credit Agreement and shall be deemed to have been incurred immediately prior to the amendment and restatement of the Existing Credit Agreement.

(h) For the avoidance of doubt, the aggregate principal amount of Term Loans to be outstanding on the Refinancing Facility Agreement Effective Date after giving effect to the transactions contemplated hereby shall be $220,000,000.

SECTION 4. Amendment and Restatement of Existing Credit Agreement. Effective as of the Refinancing Facility Agreement Effective Date:

(a) The Existing Credit Agreement is hereby amended and restated in its entirety in the form of the Amended and Restated Credit Agreement set forth as Annex I hereto (the Existing Credit Agreement as so amended and restated is referred to herein as the “Amended and Restated Credit Agreement”).

(b) All exhibits to the Existing Credit Agreement shall be amended and restated in the forms attached hereto.

(c) All schedules to the Existing Credit Agreement shall be amended and restated in the forms attached to the Disclosure Letter as defined in the Amended and Restated Credit Agreement.

(d) The amendment and restatement of the Existing Credit Agreement shall be deemed to occur immediately upon the incurrence of the Refinancing Term Loans described in Section 3 hereof and immediately prior to the incurrence of the New Revolving Commitments.

SECTION 5. Representations and Warranties. In order to induce the other parties hereto to enter into this Refinancing Facility Agreement, each of Holdings and the Borrower represents and warrants to each of the Lenders party hereto and the Agent that (a) this Refinancing Facility Agreement has been duly authorized, executed and delivered by the Borrower and Holdings, and this Refinancing Facility Agreement constitutes a legal, valid and binding obligation of each such party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally and to general principles of equity (regardless of whether enforcement is sought in equity or at law), (b) after giving effect to this Refinancing Facility Agreement, the representations and warranties of the Borrower and each other Loan Party set forth in Article III of the Amended and Restated Credit Agreement and in each other Loan Document are true and correct (i) in the case of representations and warranties qualified as to materiality or Material Adverse Effect, in all respects and (ii) otherwise, in all

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material respects, in each case on and as of the Refinancing Facility Agreement Effective Date, except to the extent that such representations and warranties relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date and (c) as of the Refinancing Facility Agreement Effective Date, after giving effect to this Refinancing Facility Agreement, no Default or Event of Default has occurred and is continuing.

SECTION 6. Conditions Precedent to Effectiveness. The effectiveness of this Refinancing Facility Agreement shall be subject to the satisfaction or waiver by the New Revolving Lenders and the New Term Lenders of the following conditions precedent (the date on which such conditions precedent are first satisfied or waived, the “Refinancing Facility Agreement Effective Date”):

(a) The Agent shall have received counterparts of this Refinancing Facility Agreement that, when taken together, bear the signatures of (i) the Borrower and Holdings, (ii) the Agent, (iii) each of the New Revolving Lenders, (iv) each of the New Term Lenders and (v) each of the Converting Term Lenders (which, for the avoidance of doubt, together with the New Term Lenders, constitute the Required Lenders under the Existing Credit Agreement).

(b) Holdings shall have used cash on hand of Holdings and its Subsidiaries to repay Revolving Loans and Term Loans under the Existing Credit Agreement such that the outstanding principal amount of such Loans immediately after giving effect to this Refinancing Facility Agreement is not greater than $250,000,000 in the aggregate.

(c) The Agent shall have received a favorable written opinion (addressed to the Agent, the Lenders and the Issuing Banks and dated the Refinancing Facility Agreement Effective Date) of Wilson Sonsini Goodrich & Rosati, special counsel for the Loan Parties, in customary form and substance reasonably satisfactory to the Agent.

(d) The Agent shall have received a copy of (i) each organizational document of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority, (ii) signature and incumbency certificates of the officers of each Loan Party executing the Loan Documents to which it is a party, (iii) resolutions of the board of directors (or equivalent body or sole member, as applicable) of each Loan Party approving and authorizing the execution, delivery and performance of Loan Documents to which it is a party, certified as of the Refinancing Facility Agreement Effective Date by its secretary or an assistant secretary as being in full force and effect, and (iv) a good standing certificate from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation.

(e) The Agent shall have received a certificate, dated the Refinancing Facility Agreement Effective Date and signed by the chief executive officer or the chief financial officer of each of Holdings and the Borrower, confirming that the representations and warranties set forth in Section 5 above are true and correct on and as of the Refinancing Facility Agreement Effective Date.

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(f) The Agent shall have received from the Borrower payment in immediately available funds of (i) all fees and other amounts required to be paid on the Refinancing Facility Agreement Effective Date pursuant to the Engagement Letter dated as of September 28, 2018 (the “Engagement Letter”), among the Borrower, JPMorgan Chase Bank, N.A., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey, Inc. and SunTrust Bank and the Administrative Agent Fee Letter dated as of September 28, 2018, by and between the Borrower and JPMorgan Chase Bank, N.A., (ii) all reasonable out-of-pocket expenses required to be paid pursuant to the Engagement Letter or Section 9 hereof, in each case, to the extent invoiced at least one Business Day prior to the Refinancing Facility Agreement Effective Date, (iii) an upfront fee, for the account of each New Revolving Lender party hereto, in an amount equal to (a) 0.15% of the aggregate principal amount of such Lender’s New Revolving Commitment up to the aggregate amount of such Lender’s existing Revolving Commitments under the Existing Credit Agreement, if any, and (b) 0.50% of the aggregate principal amount of such Lender’s New Revolving Commitment to the extent in excess of the amount of such Lender’s existing Revolving Commitments under the Existing Credit Agreement, if any, and (iv) the aggregate principal amount of all Existing Term Loans (other than Converted Term Loans) and Existing Borrowings, together with all accrued and unpaid interest and fees with respect to all Term Loans, Revolving Loans and Revolving Commitments outstanding on the Refinancing Facility Agreement Effective Date immediately prior to giving effect to this Refinancing Facility Agreement.

(g) The Collateral and Guarantee Requirement shall continue to be satisfied as of the Refinancing Facility Agreement Effective Date and the Agent shall have received (i) a completed Perfection Certificate dated the Refinancing Facility Agreement Effective Date and signed by a Financial Officer of each of Holdings and the Borrower, together with all attachments contemplated thereby and (ii) the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to Holdings, the Borrower and the Subsidiary Loan Parties in the jurisdictions contemplated by the Perfection Certificate.

(h) The Agent shall have received a certificate, substantially in the form of Exhibit G to the Existing Credit Agreement, from the chief financial officer of Holdings certifying as to the solvency of Holdings and its subsidiaries on a consolidated basis on the Refinancing Facility Agreement Effective Date after giving effect to the transactions contemplated hereby.

(i) The Agent shall have received all documentation and other information about the Loan Parties as has been reasonably requested by the Agent at least five Business Days prior to the Refinancing Facility Agreement Effective Date and that it reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(j) To the extent that the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five days prior to the Refinancing Facility Agreement Effective Date, any Lender that has requested, in a written notice to the Borrower, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification.

(k) The Agent shall have received a Borrowing Request pursuant to Section 2.03 of the Amended and Restated Credit Agreement.

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SECTION 7. Reaffirmation of Guarantee and Security. (a) The Borrower and each other Loan Party, by its signature below, hereby (i) agrees that, notwithstanding the effectiveness of this Refinancing Facility Agreement, the Security Documents continue to be in full force and effect and (ii) affirms and confirms its guarantee of the Obligations (after giving effect to this Refinancing Facility Agreement) and the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations (after giving effect to this Refinancing Facility Agreement), all as provided in the Security Documents as originally executed (and giving effect to this Refinancing Facility Agreement), and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Amended and Restated Credit Agreement (after giving effect to this Refinancing Facility Agreement) and the other Loan Documents.

(b) The Borrower and each other Loan Party hereby consents to this Refinancing Facility Agreement and the transactions contemplated hereby. Neither this Refinancing Facility Agreement nor the effectiveness of the Amended and Restated Credit Agreement nor the transactions contemplated hereby or thereby discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the Liens and security interests existing immediately prior to the Refinancing Facility Agreement Effective Date in favor of the Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing contained herein or in the Amended and Restated Credit Agreement shall be construed as a novation or a termination of the Obligations outstanding under the Existing Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as expressly set forth herein or as modified hereby (including by the Amended and Restated Credit Agreement).

(c) Except as expressly set forth herein or in the Amended and Restated Credit Agreement, this Refinancing Facility Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended and Restated Credit Agreement or any other Loan Document in similar or different circumstances. After the Refinancing Facility Agreement Effective Date, as used in the Amended and Restated Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Amended and Restated Credit Agreement and any reference to the Existing Credit Agreement in any Loan Document shall mean the Existing Credit Agreement as amended and restated hereby.

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SECTION 8. Reference to and Effect on the Existing Credit Agreement and the Other Loan Documents.

(a) This Refinancing Facility Agreement shall constitute a “Refinancing Facility Agreement” pursuant to Section 2.24 of the Existing Credit Agreement under, and for all purposes of, the Existing Credit Agreement and the other Loan Documents. This Refinancing Facility Agreement shall be a Loan Document as defined in the Existing Credit Agreement and the Amended and Restated Credit Agreement.

(b) This Refinancing Facility Agreement shall constitute the written notice required under Section 2.24(a) of the Credit Agreement.

SECTION 9. Expenses. The Borrower and Holdings agree, jointly and severally, to pay all reasonable and documented out-of-pocket expenses incurred by the Agent in connection with this Refinancing Facility Agreement (including the reasonable and documented fees, charges and disbursements of Cravath, Swaine & Moore LLP).

SECTION 10. Counterparts. This Refinancing Facility Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Refinancing Facility Agreement by facsimile transmission, “.pdf” or similar electronic format shall be as effective as delivery of a manually signed counterpart of this Refinancing Facility Agreement.

SECTION 11. Governing Law; Jurisdiction; WAIVER OF JURY TRIAL; Etc. The provisions of Sections 9.09 (Governing Law; Jurisdiction; Consent to Service of Process) and 9.10 (WAIVER OF JURY TRIAL) of the Existing Credit Agreement shall apply to this Refinancing Facility Agreement, mutatis mutandis.

SECTION 12. Headings. The headings of this Refinancing Facility Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Refinancing Facility Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

SURVEYMONKEY INC., as Borrower,

By	/s/ Timothy Maly
Name: Timothy Maly

Title: Chief Operating Officer, Chief Financial Officer and Treasurer

SVMK INC., as Holdings,

By	/s/ Timothy Maly
Name: Timothy Maly

Title: Chief Operating Officer, Chief Financial Officer and Treasurer

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a New Term Lender, a New Revolving Lender and as Agent and Issuing Bank,

By	/s/ Nicolas Gitron-Beer
Name: Nicolas Gitron-Beer
Title: Executive Director

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a New Revolving Lender and Issuing Bank,

By	/s/ Janet Fong
Name: Janet Fong
Title: VP

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a New Revolving Lender and Issuing Bank,

By	/s/ Jesse Mason
Name: Jesse Mason
Title: Director

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK, as a New Revolving Lender and Issuing Bank,

By	/s/ Tom Mangum
Name: Tom Mangum
Title: Director

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a New Revolving Lender and Issuing Bank,

By	/s/ Whitney Gaston
Name: Whitney Gaston
Title: Authorized Signatory

By	/s/ John D. Toronto
Name: John D. Toronto
Title: Authorized Signatory

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: AGF Floating Rate Income Fund,
By: Eaton Vance Management as Portfolio Manager

By	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds, By: Sound Point Capital Management, LP as Sub-Advisor

By	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Axis Specialty Limited,
By: Voya Investment Management Co. LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: BAIN CAPITAL CREDIT CLO 2016-2, LIMITED,
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager

By	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Baloise Senior Secured Loan Fund III,
By: Octagon Credit Investors, LLC as Sub Investment Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Blackstone / GSO Long-Short Credit Income Fund,
BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Blackstone / GSO Senior Floating Rate Term Fund,
By: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: BLACKSTONE/GSO STRATEGIC CREDIT FUND,
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Bowman Park CLO, Ltd.,
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Brighthouse Funds Trust I – Brighthouse/Eaton Vance Floating Rate Portfolio,
BY: Eaton Vance Management as Investment Sub-Advisor

By	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: California Public Employees’ Retirement System,
BY: Voya Investment Management Co. LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: CBAM 2017-1, LTD.,

By	/s/ Christopher Cutter
Name: Christopher Cutter
Title: Associate

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: CBAM 2017-2, LTD.,

By	/s/ Christopher Cutter
Name: Christopher Cutter
Title: Associate

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: CBAM 2017-3, LTD.,

By	/s/ Christopher Cutter
Name: Christopher Cutter
Title: Associate

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: CBAM 2017-4, LTD.,

By	/s/ Christopher Cutter
Name: Christopher Cutter
Title: Associate

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: CBAM 2018-5, LTD.,

By	/s/ Christopher Cutter
Name: Christopher Cutter
Title: Associate

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: CBAM 2018-6, LTD.,

By	/s/ Christopher Cutter
Name: Christopher Cutter
Title: Associate

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: CBAM 2018-7, Ltd.,

By	/s/ Christopher Cutter
Name: Christopher Cutter
Title: Associate

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: CBAM Loan Opportunities Funding LLC,
By: CBAM CLO Management LLC as Portfolio Manager

By	/s/ Christopher Cutter
Name: Christopher Cutter
Title: Associate

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: City of New York Group Trust,
BY: Voya Investment Management Co. LLC as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Commonwealth of Pennsylvania, Treasury Department – Tuition Account Program,
BY: Sound Point Capital Management, LP as Investment Advisor

By	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Crown Point CLO III, Ltd.,
by Pretium Partner LLC, as its Collateral Manager

By	/s/ John D’Angelo
Name: John D’Angelo
Title: Sr. Portfolio Manager

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Cumberland Park CLO Ltd.,
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Eastspring Investments US Bank Loan Special Asset Mother Investment Trust [Loan Claim],
By: PPM America, Inc., as Delegated Manager

By	/s/ Tim Kane
Name: Tim Kane
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Eaton Vance CLO 2013-1 LTD.,
BY: Eaton Vance Management Portfolio Manager

By	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Eaton Vance CLO 2014-1R, Ltd.,
By: Eaton Vance Management As Investment Advisor

By	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Eaton Vance CLO 2015-1 Ltd.,
By: Eaton Vance Management
Portfolio Manager

By	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Eaton Vance Floating Rate Portfolio,
BY: Boston Management and Research as Investment Advisor

By	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Eaton Vance Floating-Rate Income Plus Fund,
BY: Eaton Vance Management as Investment Advisor

By	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Eaton Vance Floating-Rate Income Trust,
BY: Eaton Vance Management as Investment Advisor

By	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Eaton Vance Institutional Senior Loan Fund,

     BY: Eaton Vance Management as Investment Advisor

By	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio,

     BY: Eaton Vance Management as Investment Advisor

By	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Eaton Vance Limited Duration Income Fund,

     By: Eaton Vance Management as Investment Advisor

By	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Eaton Vance Senior Floating-Rate Trust,

     BY: Eaton Vance Management as Investment Advisor

By	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Eaton Vance Senior Income Trust,

     BY: Eaton Vance Management as Investment Advisor

By	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Eaton Vance Short Duration Diversified Income Fund,

     BY: Eaton Vance Management as Investment Advisor

By	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Trust,

     By: Eaton Vance Management as Investment Advisor

By	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Eaton Vance VT Floating-Rate Income Fund,

     BY: Eaton Vance Management as Investment Advisor

By	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Florida Power & Light Company,

     By: Eaton Vance Management as Investment Advisor

By	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust,

     By: PPM America, Inc., as sub-advisor

By	/s/ Tim Kane
Name: Tim Kane
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

JPMORGAN CHASE BANK, N.A.

By	/s/ Sean Chudzik, Asc.
Name: Sean Chudzik, Asc.
Title: Authorized Signatory

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Kaiser Foundation Hospitals,

     By: Sound Point Capital Management, LP as Manager

By	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Kaiser Permanente Group Trust,

     By: Sound Point Capital Management, LP as Manager

By	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: LCM 26 Ltd.,
By: LCM Asset Management LLC

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: LCM Loan Income Fund I Ltd.,

     By: LCM Asset Management LLC

     as Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: LCM XIII Limited Partnership,

By: LCM Asset Management LLC
As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: LCM XIV Limited Partnership,

     By: LCM Asset Management LLC

     As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: LCM XIX Limited Partnership,
By: LCM Asset Management LLC
As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: LCM XV Limited Partnership,
By: LCM Asset Management LLC
As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: LCM XVI Limited Partnership,
By: LCM Asset Management LLC
As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: LCM XVII Limited Partnership,
By: LCM Asset Management LLC
As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: LCM XVIII Limited Partnership,
By: LCM Asset Management LLC
As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: LCM XX Limited Partnership,
By: LCM Asset Management LLC
As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: LCM XXI Limited Partnership,
By: LCM Asset Management LLC
As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: LCM XXII Ltd.,
By: LCM Asset Management LLC
As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: LCM XXIII Ltd.,
By: LCM Asset Management LLC
As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: LCM XXIV Ltd.,
By: LCM Asset Management LLC
As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: LCM XXV Ltd.,
By: LCM Asset Management LLC
As Collateral Manager

By	/s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Medtronic Holding Switzerland GMBH,

By: Voya Investment Management Co. LLC as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: NewMark Capital Funding 2014-2 CLO Ltd. By Pretium,

By	/s/ John D’Angelo
Name: John D’Angelo
Title: Sr. Portfolio Manager

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: NN (L) Flex – Senior Loans,

       BY: Voya Investment Management Co. LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

      For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: NN (L) Flex – Senior Loans Select,

Voya Investment Management Co. LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Octagon Investment Partners 18-R, Ltd.,

By: Octagon Credit Investors, LLC

as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Jason Esplin
Title: Vice President, Portfolio Administration

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Octagon Investment Partners 25, Ltd.,

By: Octagon Credit Investors, LLC as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Octagon Investment Partners 26, Ltd.,

By: Octagon Credit Investors, LLC as Portfolio Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Octagon Investment Partners 27, Ltd.,

     By: Octagon Credit Investors, LLC as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Octagon Investment Partners 29, Ltd.,

By: Octagon Credit Investors, LLC as Investment Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Octagon Investment Partners 30, Ltd.,

By: Octagon Credit Investors, LLC

as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Octagon Investment Partners 31, Ltd.,

By: Octagon Credit Investors, LLC

as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Octagon Investment Partners 32, LTD.,

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Octagon Investment Partners XIV, Ltd.,

BY: Octagon Credit Investors, LLC

as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Octagon Investment Partners XV, Ltd.,

By: Octagon Credit Investors, LLC

as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Octagon Investment Partners XVII, Ltd.,

BY: Octagon Credit Investors, LLC

as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Octagon Investment Partners XXII, Ltd.,

By: Octagon Credit Investors, LLC

as Collateral Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Octagon Paul Credit Fund Series I, Ltd.,

     BY: Octagon Credit Investors, LLC

     as Portfolio Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Pacific Select Fund Floating Rate Loan Portfolio,

     BY: Eaton Vance Management as Investment Sub-Advisor

By	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: PPM Floating Rate Income Fund, a series of the PPM Funds,

By: PPM America, Inc.,

as agent and investment adviser on behalf of the Fund

By	/s/ Tim Kane
Name: Tim Kane
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender : Privilege Underwriters Reciprocal Exchange,
By: Sound Point Capital Management, LP as Manager

By	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: PURE Insurance Company,
By: Sound Point Capital Management, LP as Manager

By	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Schlumberger Group Trust Agreement,

     By: Voya Investment Management Co. LLC

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Senior Debt Portfolio,

     BY: Boston Management and Research as Investment Advisor

By	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Bean Creek CLO, Ltd

By	/s/ Zackery Sizemore
Name: Zackery Sizemore
Title: Trader

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Clear Creek CLO, Ltd

By	/s/ Zackery Sizemore
Name: Zackery Sizemore
Title: Trader

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Deer Creek CLO, Ltd

By	/s/ Zackery Sizemore
Name: Zackery Sizemore
Title: Trader

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Mill Creek CLO II, Ltd

By	/s/ Zackery Sizemore
Name: Zackery Sizemore
Title: Trader

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Silver Creek CLO, Ltd

By	/s/ Zackery Sizemore
Name: Zackery Sizemore
Title: Trader

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Sound Point CLO IX, Ltd.,

By	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Sound Point CLO X, Ltd.,

     By: Sound Point Capital Management, LP as Collateral Manager

By	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Sound Point CLO XII, Ltd.,

     By: Sound Point Capital Management, LP as Collateral Manager

By	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: SOUND POINT CLO XVI, LTD.,

     By: Sound Point Capital Management, LP as Collateral Manager

By	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Sound Point Senior Floating Rate Master Fund, L.P.,

     BY: Sound Point Capital Management, LP as Investment Advisor

By	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Star Insurance Company,
By: Octagon Credit Investors, LLC as Investment Manager

By	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: State of New Mexico State Investment Council,

     BY: Voya Investment Management Co. LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Stewart Park CLO, Ltd.,
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Taconic Park CLO Ltd.,
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Teamsters Pension Trust Fund of Philadelphia & Vicinity,
BY: Sound Point Capital Management, LP as Investment Advisor

By	/s/ Alvin Mai
Name: Alvin Mai
Title: Operations Associate

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: TRALEE CLO II, LTD,
By: Par-Four Investment Management, LLC
As Collateral Manager

By	/s/ Dennis Gorczyca
Name: Dennis Gorczyca
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: TRALEE CLO III, LTD.,
By: Par-Four Investment Management, LLC
As Collateral Manager

By	/s/ Dennis Gorczya
Name: Dennis Gorczya
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Tralee CLO IV, Ltd.,
By: Par-Four Investment Management, LLC
As Collateral Manager

By	/s/ Dennis Gorczya
Name: Dennis Gorczya
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: VENTURE XII CLO, Limited, BY: its investment advisor MJX Venture Management LLC

By	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: VENTURE XIX CLO, Limited, By: its investment advisor MJX Asset Management LLC

By	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: VENTURE XV CLO, Limited, By: its investment advisor MJX Asset Management LLC

By	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: VENTURE XVI CLO, Limited, By: its investment advisor MJX Venture Management II LLC

By	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Venture XVII CLO Limited,

     BY: its investment advisor, MJX Asset Management, LLC

By	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Venture XVIII CLO, Limited, By: its investment advisor MJX Venture Management II LLC

By	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: VENTURE XX CLO, Limited, By: its investment advisor MJX Venture Management LLC

By	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Venture XXI CLO, Limited, By: its investment advisor MJX Venture Management LLC

By	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Venture XXII CLO, Limited, By: its investment advisor MJX Venture Management II LLC

By	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Venture XXIII CLO, Limited,

By: its investment advisor MJX Asset Management LLC

By	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Venture XXIV CLO, Limited,
By: its investment advisor
MJX Asset Management LLC

By	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: VENTURE XXV CLO, LIMITED,
By its Investment Advisor, MJX Asset Management LLC

By	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Venture XXVI CLO, Limited,
By: its investment advisor
MJX Venture Management LLC

By	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Venture XXVII CLO, Limited,
By: its investment advisor
MJX Venture Management II LLC

By	/s/ John Calaba
Name: John Calaba
Title: Managing Director

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya CLO 2012-4, Ltd.,

BY: Voya Alternative Asset Management LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya CLO 2013-1, Ltd.,

BY: Voya Alternative Asset Management LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya CLO 2013-2, Ltd.,

BY: Voya Alternative Asset Management LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya CLO 2013-3, Ltd.,

BY: Voya Alternative Asset Management LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya CLO 2014-2, Ltd.,

BY: Voya Alternative Asset Management LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya CLO 2014-3, Ltd.,

BY: Voya Alternative Asset Management LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

     Name of Lender: Voya CLO 2014-4, Ltd.,

     BY: Voya Alternative Asset Management LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya CLO 2015-1, Ltd.,

By: Voya Alternative Asset Management LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya CLO 2015-2, Ltd.,
By: Voya Alternative Asset Management LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya CLO 2015-3, Ltd.,
By: Voya Alternative Asset Management LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya CLO 2016-1, Ltd.,
By: Voya Alternative Asset Management LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya CLO 2016-2, Ltd.,
By: Voya Alternative Asset Management LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya CLO 2016-3, Ltd.,
By: Voya Alternative Asset Management LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya CLO 2016-4, Ltd.,
By: Voya Alternative Asset Management LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya CLO 2017-1, Ltd.,
By: Voya Alternative Asset Management LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING FACILITY AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE SURVEYMONKEY INC. AMENDED AND RESTATED CREDIT AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya CLO 2017-2, Ltd.,
By: Voya Alternative Asset Management LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING

FACILITY AGREEMENT DATED AS OF

THE DATE FIRST WRITTEN ABOVE,

TO THE SURVEYMONKEY INC.

AMENDED AND RESTATED CREDIT

AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya CLO 2017-3, Ltd.,
By: Voya Alternative Asset Management LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING

FACILITY AGREEMENT DATED AS OF

THE DATE FIRST WRITTEN ABOVE,

TO THE SURVEYMONKEY INC.

AMENDED AND RESTATED CREDIT

AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya CLO 2017-4, Ltd.,
By: Voya Alternative Asset Management LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING

FACILITY AGREEMENT DATED AS OF

THE DATE FIRST WRITTEN ABOVE,

TO THE SURVEYMONKEY INC.

AMENDED AND RESTATED CREDIT

AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya CLO 2018-1, Ltd.,
By: Voya Alternative Asset Management LLC, as its Portfolio Manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING

FACILITY AGREEMENT DATED AS OF

THE DATE FIRST WRITTEN ABOVE,

TO THE SURVEYMONKEY INC.

AMENDED AND RESTATED CREDIT

AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya CLO 2018-2, Ltd.,
By: Voya Alternative Asset Management LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING

FACILITY AGREEMENT DATED AS OF

THE DATE FIRST WRITTEN ABOVE,

TO THE SURVEYMONKEY INC.

AMENDED AND RESTATED CREDIT

AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya Credit Opportunities Master Fund,
By: Voya Alternative Asset Management LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING

FACILITY AGREEMENT DATED AS OF

THE DATE FIRST WRITTEN ABOVE,

TO THE SURVEYMONKEY INC.

AMENDED AND RESTATED CREDIT

AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya Floating Rate Fund,
BY: Voya Investment Management Co. LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING

FACILITY AGREEMENT DATED AS OF

THE DATE FIRST WRITTEN ABOVE,

TO THE SURVEYMONKEY INC.

AMENDED AND RESTATED CREDIT

AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya Investment Trust Co. – Senior Loan Common Trust Fund,
BY: Voya Investment Trust Co., as its trustee

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING

FACILITY AGREEMENT DATED AS OF

THE DATE FIRST WRITTEN ABOVE,

TO THE SURVEYMONKEY INC.

AMENDED AND RESTATED CREDIT

AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya Investment Trust Co. – Voya Senior Loan Trust Fund,
BY: Voya Investment Trust Co. as its trustee

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING

FACILITY AGREEMENT DATED AS OF

THE DATE FIRST WRITTEN ABOVE,

TO THE SURVEYMONKEY INC.

AMENDED AND RESTATED CREDIT

AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya Prime Rate Trust,
BY: Voya Investment Management Co. LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING

FACILITY AGREEMENT DATED AS OF

THE DATE FIRST WRITTEN ABOVE,

TO THE SURVEYMONKEY INC.

AMENDED AND RESTATED CREDIT

AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya Senior Income Fund,
BY: Voya Investment Management Co. LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SIGNATURE PAGE TO REFINANCING

FACILITY AGREEMENT DATED AS OF

THE DATE FIRST WRITTEN ABOVE,

TO THE SURVEYMONKEY INC.

AMENDED AND RESTATED CREDIT

AGREEMENT

By executing this signature page, the below Term Lender hereby agrees to the terms and conditions of the Refinancing Facility Agreement and to offer all of its Existing Term Loans to be converted into New Term Loans on a cashless basis, in an amount equal to the Existing Term Loans of such Term Lender.

Name of Lender: Voya Strategic Income Opportunities Fund,
By: Voya Investment Management Co. LLC, as its investment manager

By	/s/ Jason Esplin
Name: Jason Esplin
Title: Vice President

For any Lender requiring a second signature line:

By
Name:
Title:

[Signature Page to Refinancing Facility Agreement]

SCHEDULE 2.01

COMMITMENTS

Term Commitment

Term Lender	Converted Term Loans	Term Commitment
JPMorgan Chase Bank, N.A.	$0.00	$55,085,466.90
Converting Term Lenders[1]	$164,914,533.10	$0.00

Total	$164,914,533.10	$55,085,466.90

Revolving Commitment

Revolving Lender	Revolving Commitment
JPMorgan Chase Bank, N.A.	$25,000,000
Bank of America, N.A.	$20,000,000
SunTrust Bank	$15,000,000
Wells Fargo Bank, National Association	$10,000,000
Credit Suisse AG, Cayman Islands Branch	$5,000,000

Total	$75,000,000

[1]	List of Converting Term Lenders on file with the Agent.

ANNEX I

[To Attach Amended and Restated Credit Agreement]